UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On February 7, 2006, Tollgrade Communications, Inc. (the “Company”) entered into an agreement with Emerson Electric Co. (“Emerson”) and Emerson Network Power, Energy Systems, North America, Inc. (the “Seller”), a wholly-owned subsidiary of Emerson, to acquire the assets and assume certain specified liabilities of the Seller’s Test Systems Division (the “Agreement”). The purchase price is approximately $5.5 million, payable in cash and subject to adjustment for working capital and other items. The Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. Subject to completion of certain customary closing conditions, the transaction is expected to close no later than March 15, 2006.
Item 2.02 Results of Operations and Financial Condition
On February 8, 2006, the Company issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2005. A copy of this press release is attached as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release announcing the Agreement is furnished as Exhibit 99.2 to this Report and incorporated by reference into this Item 7.01.
The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and are not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press Release announcing results of operations for fourth quarter and year ended December 31, 2005*
99.2	Press Release announcing entry into agreement with Emerson Electric Co. and Emerson Network Power, Energy Systems, North America, Inc.*

*	Exhibits 99.1 and 99.2 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and are not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: February 9, 2006	By:	/s/Sara M. Antol

Sara M. Antol
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release announcing results of operations for fourth quarter and year ended December 31, 2005
99.2	Press Release announcing entry into agreement with Emerson Electric Co. and Emerson Network Power, Energy Systems, North America, Inc.